Exhibit 10.1

                                 THIRD AMENDMENT
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

     THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Third Amendment") is executed as of September 19, 2003, by and among Maverick Tube Corporation, a Delaware corporation ("Company"), SeaCAT, L.P., a Texas limited partnership ("SC Acquisition"), SEAC Acquisition, LLC, a Delaware limited liability company ("SEAC"), Maverick C&P, Inc., a Delaware corporation ("C&P"), Maverick Investment Corporation, a Delaware corporation ("Investment"), Maverick Tube, L.P., a Delaware limited partnership ("Tube"), Precision Tube Holding Corporation, a Delaware corporation ("Holding"), Maverick GP, Inc., a Delaware corporation ("GP Inc."), Precision GP, LLC, a Delaware limited liability company ("GP LLC"), Precision Tube Technology, L.P., a Texas limited partnership
("Precision" and collectively with Company, SC Acquisition, SEAC, C&P, Investment, Tube, Holding, GP Inc. and GP LLC, the "US Borrowers" and individually, a "US Borrower"), Prudential Steel Ltd., an Alberta corporation ("Prudential"), Maverick Exchangeco (Nova Scotia) ULC, a Nova Scotia unlimited liability company ("Exchangeco"), Maverick Tube (Canada) Inc., an Alberta corporation ("Tube Canada"), Precision Tube Canada Limited, an Alberta corporation ("Precision Canada" and collectively with Prudential, Exchangeco and Tube Canada, the "Canadian Borrowers" and individually, a "Canadian Borrower") (the US Borrowers and the Canadian Borrowers are together referred to herein as "Borrowers" and individually, a "Borrower"), JPMorgan Chase Bank, individually as a Lender, as an Issuing Bank, as the Swingline Lender and as the Administrative Agent, CIT Business Credit Canada Inc., individually as a Lender, as an Issuing Bank and as the Canadian Administrative Agent, General Electric Capital Corporation, as a Lender and as the Documentation Agent, and each of the other Lenders that is a signatory hereto.

                              W I T N E S S E T H:

     WHEREAS, Borrowers, Agents and Lenders are parties to that certain Amended and Restated Credit Agreement dated as of December 31, 2002, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of February 28, 2003, and as amended by that certain Second Amendment to Amended and Restated Credit Agreement dated as of June 2, 2003 (collectively, the "Credit Agreement;" unless otherwise defined herein, all capitalized terms used herein which are defined in the Credit Agreement shall have the meaning given such terms in the Credit Agreement, including, to the extent applicable, after giving effect to this Third Amendment); and

     WHEREAS, Borrowers have advised the Administrative Agent and Lenders that the one or more of the US Borrowers desires to acquire certain equipment from Commercial Resins for a purchase price of $1,500,000 and contribute such equipment to HPC; and

     WHEREAS, Borrower's have advised the Administrative Agent and Lenders that the Company desires to guaranty up to $500,000 of Indebtedness of HPC; and

     WHEREAS, Borrowers have requested that the Credit Agreement be amended in certain respects with respect to the HPC transactions described above; and

     WHEREAS, Borrowers have requested that Section 7.06(i) of the Credit Agreement be amended to increase the amount of investments allowed pursuant to such Section from $1,000,000 to $5,000,000; and

     WHEREAS, subject to the terms and conditions set forth herein, Lenders have agreed to Borrowers' requests.

     NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereto hereby agree as follows:

Section 1. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Third Amendment, the Credit Agreement is hereby amended effective as of the date hereof, except for the amendment to Section 7.6 of the Credit Agreement contained in Section 1.5 hereof which shall be effective as of December 31, 2002, in the manner provided in this Section 1.

     1.1 Amended Definition. The definition of "Financing Documents" contained in Section 1.1 of the Credit Agreement shall be amended to read in full as follows:

     "Financing Documents" shall mean this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Notes, the Security Instruments, the Applications, Borrowing Requests, Borrowing Base Reports, the Canadian Fee Letter, the Fee Letter, and the other documents, instruments or agreements described in Section 3.1 and Section 3.2, together with any other document, instrument or agreement (other than participation, agency or similar agreements among the Lenders or between any Lender and any other bank or creditor with respect to any indebtedness or obligations of the Company or its Subsidiaries hereunder or thereunder) now or hereafter entered into in connection with the Loans, the Lender Indebtedness or the Collateral, as such documents, instruments or agreements may be amended, modified or supplemented from time to time.

     1.2 Additional Definitions. Section 1.1 of the Credit Agreement shall be amended to add thereto in alphabetical order the following defined terms:

     "Commercial Resins" shall mean Commercial Resins Company, Inc., an Oklahoma corporation.

     "CR Assets" shall mean a 50% interest in certain equipment, inventory and other personal property of Commercial Resins utilized in connection with its Hickman, Arkansas coating facility.

     "Third Amendment" shall mean the Third Amendment to Amended and Restated Credit Agreement dated as of September 19, 2003, by and among Borrowers and the Lenders.

     "HPC" shall mean Hickman Pipe Coating, LLC, a Arkansas limited liability company to be owned 50% by the Company and 50% by Commercial Resins.

     1.3 Amendment to Permitted Indebtedness Covenant. Section 7.2 of the Credit Agreement is hereby amended to delete the "and" at the end of clause (j), to delete the period at the end of clause (k) thereof, to insert in lieu of such period "; and", and to add thereto a new clause (l) which shall read in full as follows:

     (l) a guaranty of not more than $500,000 of Indebtedness of HPC.

     1.4 Amendment to Investments Covenant Clauses. Section 7.6 of the Credit Agreement is hereby amended to (a) delete the reference therein to "$1,000,000" in clause (i) and to insert in place thereof "$5,000,000", (b) to delete the "and" at the end of clause (h), to delete the period at the end of clause (i) thereof, to insert in lieu of such period "; and", and (c) to add thereto a new clause (j) which shall read in full as follows:

     (j) investments in HPC consisting of the contribution of the CR Assets to HPC; provided, that, simultaneously therewith, Borrowers shall cause HPC to execute and deliver to Administrative Agent an Acknowledgement and Consent to Pledge substantially in the form attached to the Third Amendment as Exhibit A.

     1.5 Amendment to Investments Covenant. The last paragraph of Section 7.6 of the Credit Agreement is hereby amended to add the following sentence at the end of such paragraph:

     For purposes of this Agreement the term "investments" shall not be deemed to include positive balances in the Disbursement Account.

     1.6 Amendment to Capital Expenditures Covenant. Section 7.15 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

     Section 7.15 Capital Expenditures. Make Capital Expenditures in any Fiscal Year in excess of $30,000,000 in the aggregate for all Borrowers; provided, that, (a) no Capital Expenditures shall be made (and no Borrower shall enter into any commitment to make any Capital Expenditure) if, before or after giving effect to the making of such Capital Expenditure (or entering into such Commitment), a Default exists or would result therefrom, (b) Borrowers shall not make Capital Expenditures consisting of improvements to the real property comprising the SC Collateral or the attachment of fixtures thereto in any Fiscal Year in an aggregate amount in excess of $500,000, and (c) the purchase of the CR Assets for an aggregate purchase price not in excess of $1,500,000 will not be deemed to utilize any part of the $30,000,000 per year availability for Capital Expenditures permitted by this Section 7.15.

Section 2. Representations and Warranties. In order to induce each Agent and each Lender to enter into this Third Amendment, Borrowers hereby jointly and severally represent and warrant to each Agent and each Lender that:

     2.1 Accuracy of Representations and Warranties. Each representation and warranty of each Borrower contained in the Financing Documents is true and correct in all material respects as of the date hereof (except to the extent that such representations and warranties are expressly made as of a particular date, in which event such representations and warranties were true and correct as of such date).

     2.2 Due Authorization, No Conflicts. The execution, delivery and performance by Borrowers of this Third Amendment, and all other documents, instruments or agreements executed by any of Borrowers in connection with this Third Amendment, are within Borrowers', as applicable, corporate, partnership or limited liability company powers, have been duly authorized by all necessary corporate, partnership or limited liability company action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any material agreement binding upon Borrowers or their Subsidiaries, or result in the creation or imposition of any Lien upon any of the assets of Borrowers or their Subsidiaries except for Permitted Liens.

     2.3 Validity and Binding Effect. This Third Amendment and all other documents, instruments or agreements executed by any of Borrowers in connection with this Third Amendment each constitutes the valid and binding obligations of the applicable Borrowers enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally, and the availability of equitable remedies may be limited by equitable principles of general application.

     2.4 Absence of Defaults. Neither a Default nor an Event of Default has occurred which is continuing.


     2.5 No Defense. No Borrower has any defense to payment, counterclaim or rights of set-off with respect to Lender Indebtedness on the date hereof.

Section 3. Miscellaneous.

     3.1 Reaffirmation of Financing Documents; Extension of Liens. Any and all of the terms and provisions of the Credit Agreement and the Financing Documents shall, except as amended and modified hereby, remain in full force and effect. Each Borrower hereby extends each Lien granted by such Borrower to secure Lender Indebtedness (or Canadian Lender Indebtedness in the case of Canadian Borrowers) until Lender Indebtedness (or Canadian Lender Indebtedness in the case of Canadian Borrowers) has been paid in full, and agree that the amendments and modifications herein contained shall in no manner affect or impair Lender Indebtedness (or Canadian Lender Indebtedness in the use of Canadian Borrowers) or the Liens securing payment and performance thereof, all of which are ratified and confirmed.

     3.2 Parties in Interest. All of the terms and provisions of this Third Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

     3.3 Counterparts, Effectiveness of Third Amendment. This Third Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Third Amendment until this Third Amendment has been executed by each Borrower and the Required Lenders, at which time this Third Amendment shall be binding on, enforceable against and inure to the benefit of Borrowers, each Agent and all Lenders. Facsimiles shall be effective as originals.

     3.4 COMPLETE AGREEMENT. THIS THIRD AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER FINANCING DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     3.5 Headings. The headings, captions and arrangements used in this Third Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Third Amendment, nor affect the meaning thereof.

     3.6 No Implied Waivers. No failure or delay on the part of Lenders in exercising, and no course of dealing with respect to, any right, power or privilege under this Third Amendment, the Credit Agreement or any other Financing Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Third Amendment, the Credit Agreement or any other Financing Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     3.7 Review and Construction of Documents. Borrowers hereby acknowledge, and represent and warrant to Lenders, that 1. Borrowers have had the opportunity to consult with legal counsel of their own choice and have been afforded an opportunity to review this Third Amendment with their legal counsel, 1. Borrowers have reviewed this Third Amendment and fully understand the effects thereof and all terms and provisions contained herein, 1. Borrowers have executed this Third Amendment of their own free will and volition, and 1. this Third Amendment shall be construed as if jointly drafted by Borrowers and Lenders. The recitals contained in this Third Amendment shall be construed to be part of the operative terms and provisions of this Third Amendment.

     3.8 Arms-Length/Good Faith. This Third Amendment has been negotiated at arms-length and in good faith by the parties hereto.

     3.9 Interpretation. Wherever the context hereof shall so require, the singular shall include the plural, the masculine gender shall include the feminine gender and the neuter and vice versa.

     3.10 Severability. In case any one or more of the provisions contained in this Third Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Third Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

     3.11 Further Assurances. Borrowers agree to execute, acknowledge, deliver, file and record such further certificates, instruments and documents, and to do all other acts and things, as may be requested by Lenders as necessary or advisable to carry out the intents and purposes of this Third Amendment.

     3.12 WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT ALLOWED BY APPLICABLE LAW, EACH OF BORROWERS, AGENTS, THE ISSUING BANKS

AND LENDERS 1. IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO ANY FINANCING DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN; 1. IRREVOCABLY WAIVE ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; 1. CERTIFY THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS; AND 1. ACKNOWLEDGE THAT IT HAS BEEN INDUCED TO ENTER INTO THIS THIRD AMENDMENT, THE CREDIT AGREEMENT, THE OTHER FINANCING DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BASED UPON, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION.

                            [Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as of the day and year first above written.


                                  JPMORGAN CHASE BANK, as a Lender and as the administrative Agent

                                  By: /s/ Christopher D. Capriotti
                                      ------------------------------------------
                                          Christopher D. Capriotti
                                          Vice President


                                  JPMORGAN CHASE BANK, TORONTO BRANCH, as a
                                  Lender

                                  By: /s/ Christine Chan
                                      ------------------------------------------
                                          Christine Chan
                                          Vice President


                                  CIT BUSINESS CREDIT CANADA INC., as a Lender and as the Canadian Administrative
                                                     Agent

                                  By: /s/ Donald Rogers
                                      ------------------------------------------
                                          Donald Rogers
                                          Vice President


                                  GENERAL ELECTRIC CAPITAL CORPORATION, as a
                                  Lender and as the Documentation Agent

                                  By: /s/ John Hanley
                                      ------------------------------------------
                                          John Hanley
                                          Duly Authorized Signatory


                                  GENERAL ELECTRIC CAPITAL CANADA INC., as a
                                  Lender

                                  By: /s/ Stephan B. Smith
                                      ------------------------------------------
                                          Stephan B. Smith
                                          Senior Vice President


                                  THE CIT GROUP/BUSINESS CREDIT, INC., as a
                                  Lender

                                  By: /s/ Grant Weiss
                                      ------------------------------------------
                                          Grant Weiss
                                          Vice President


                                  U.S. BANK NATIONAL ASSOCIATION, as a Lender

                                  By: /s/ Thomas Visconti
                                      ------------------------------------------
                                          Thomas Visconti
                                          Vice President


                                  FLEET CAPITAL CANADA CORPORATION, as a Lender


                                  By: /s/ Alan R. Weirn
                                      ------------------------------------------
                                          Alan R. Weirn
                                          Senior Vice President


                                  FLEET CAPITAL CORPORATION, as a Lender

                                  By: /s/ Leon F. Melazzo
                                      ------------------------------------------
                                          Leon F. Melazzo
                                          Senior Vice President


                                  RBC CENTURA BANK, as a Lender

                                  By: /s/ E. Mark Stubblefield
                                      ------------------------------------------
                                          E. Mark Stubblefield
                                          Market Manager


                                  ROYAL BANK OF CANADA, as a Lender

                                  By: /s/ RGM Straghof
                                      ------------------------------------------
                                          RGM Straghof
                                          Senior Manager


                                  CITIZENS BUSINESS CREDIT, as a Lender

                                  By: /s/ Todd Pacifico
                                      ------------------------------------------
                                          Todd Pacifico
                                          Vice President


                                  MAVERICK TUBE CORPORATION

                                  By: /s/ Pamela G. Boone
                                      ------------------------------------------
                                          Pamela G. Boone
                                          Vice President


                                  SEACAT, L.P.
                                  By: Precision GP, LLC, its general partner

                                  By: Maverick Tube Corporation, its sole member

                                  By: /s/ Pamela G. Boone
                                      ------------------------------------------
                                          Pamela G. Boone
                                          Vice President


                                  SEAC ACQUISITION, LLC
                                  By: Maverick Tube Corporation, its sole member

                                  By: /s/ Pamela G. Boone
                                      ------------------------------------------
                                          Pamela G. Boone
                                          Vice President


                                  MAVERICK C&P, INC.

                                  By: /s/ Pamela G. Boone
                                      ------------------------------------------
                                          Pamela G. Boone
                                          Vice President


                                  MAVERICK INVESTMENT CORPORATION

                                  By: /s/ Pamela G. Boone
                                      ------------------------------------------
                                          Pamela G. Boone
                                          Vice President


                                  MAVERICK TUBE, L.P.
                                  By: Maverick GP, Inc., its general partner

                                  By: /s/ Pamela G. Boone
                                      ------------------------------------------
                                          Pamela G. Boone
                                          Vice President


                                  PRECISION TUBE HOLDING CORPORATION

                                  By: /s/ Pamela G. Boone
                                      ------------------------------------------
                                          Pamela G. Boone
                                          Vice President


                                  MAVERICK GP, INC.

                                  By: /s/ Pamela G. Boone
                                      ------------------------------------------
                                          Pamela G. Boone
                                          Vice President


                                  PRECISION GP, LLC
                                  By: Maverick GP, Inc., its general partner

                                  By: /s/ Pamela G. Boone
                                      ------------------------------------------
                                          Pamela G. Boone
                                          Vice President


                                  PRECISION TUBE TECHNOLOGY, L.P.
                                  By: Precision GP, LLC, its general partner

                                  By: /s/ Pamela G. Boone
                                      ------------------------------------------
                                          Pamela G. Boone
                                          Vice President


                                  PRUDENTIAL STEEL LTD.

                                  By: /s/ Pamela G. Boone
                                      ------------------------------------------
                                          Pamela G. Boone
                                          Vice President and Secretary


                                  MAVERICK TUBE (CANADA) INC.

                                  By: /s/ Pamela G. Boone
                                      ------------------------------------------
                                          Pamela G. Boone
                                          Vice President and Secretary


                                  MAVERICK EXCHANGECO (NOVA SCOTIA) ULC

                                  By: /s/ Pamela G. Boone
                                      ------------------------------------------
                                          Pamela G. Boone
                                          Vice President and Secretary


                                  PRECISION TUBE CANADA LIMITED

                                  By: /s/ Pamela G. Boone
                                      ------------------------------------------
                                          Pamela G. Boone
                                          President

                                   EXHIBIT A

                      ACKNOWLEDGMENT AND CONSENT TO PLEDGE

                                     [date]

Hickman Pipe Coating, LLC
[Address]

Commercial Resins
[Address]

Attention:

Re: Pledge of _________ [describe the equity interest - 50% of HPC] (the "Pledged Securities") in Hickman Pipe Coating, LLC, a Arkansas limited liability company ("HPC"), held by Maverick Tube Corporation, a Delaware corporation ("Grantor")


Ladies and Gentlemen:

Reference is made herein to that certain Guaranty and Security Agreement dated as of March 28, 2002 (as amended, supplemented or otherwise modified from time to time, the "Security Agreement"), by Grantor and certain subsidiaries of Grantor (together with Grantor, collectively "Borrowers"), in favor of JPMorgan Chase Bank, as the Administrative Agent (in such capacity, the "Administrative Agent") for the ratable benefit of (a) the financial institutions (the "Lenders") now or hereafter parties to the Amended and Restated Credit Agreement dated as of December 31, 2003 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Borrowers, the Administrative Agent, the Issuing Bank (as defined in the Credit Agreement) and the Lenders,
(b) the Issuing Bank, and (c) the Secured Affiliates (as defined in the Credit Agreement).

Pursuant to the terms of the Security Agreement and/or the terms of the Credit Agreement, the Lenders have required that Grantor grant to the Administrative Agent, for the benefit of the Lenders, a first priority security interest in the Pledged Securities to secure the Lender Indebtedness (as defined in the Credit Agreement).

By executing this letter (this "Letter Agreement"), HPC and each member, as may be required under the applicable organization documents, hereby (a) acknowledges and confirms that the Pledged Securities represents all of Grantor's Securities (as defined in the Security Agreement) in HPC, (b) agrees to enter a notation in the stock transfer register or other appropriate records of HPC reflecting the pledge of the Pledged Securities pursuant to the Security Agreement, (c) consents to the pledge by Grantor of the Pledged Securities to secure the Lender Indebtedness and consents to the transfer of the Pledged Securities pursuant to the exercise of the remedies provided for in the Security Agreement (or any transfer in lieu thereof), (d) waives any breach or violation of the terms or provisions of HPC's organizational documents caused by such pledge or transfer,
(e) agrees that it will be bound by the terms of the Security Agreement relating to the Pledged Securities issued by it and will comply with such terms insofar as such terms are applicable to it, (f) agrees that it will notify the Administrative Agent promptly in writing upon the acquisition by Grantor of any Securities (as defined in the Uniform Commercial Code as from time to time in effect in the State of New York or, where applicable as to specific Collateral, any other relevant state) issued by HPC, which notice shall set forth in reasonable detail all information with respect to such Securities, (g) agrees to comply with any instruction received from the Administrative Agent in writing that states that
(1) an Event of Default under and as defined in the Credit Agreement has occurred and is continuing and (2) such instructions are otherwise in accordance with the terms of the Credit Agreement and Security Agreement, without any other or further instructions from Grantor, and (h) agrees that any sums paid upon or in respect of the Pledged Securities, including, without limitation any dividend or distribution or any amount paid upon the liquidation or dissolution of HPC shall be paid deposited directly into Account No. 801-799112 established by Borrowers with the Administrative Agent or such other account hereafter established by Borrowers or Grantor with the Administrative Agent which Borrowers or Grantor and the Administrative Agent jointly designate as the "Blocked Account."

This Letter Agreement may be executed in counterparts, and all parties need not execute the same counterpart. This Letter Agreement shall be binding on, enforceable against and inure to the benefit of the Administrative Agent and all Lenders. Facsimiles shall be effective as originals.

Evidence your agreement to each of the terms and conditions set forth above by executing this Letter Agreement in the space indicated below.

                                  Very truly yours,

                                  MAVERICK TUBE CORPORATION

                                  By:
                                      ------------------------------------------
                                          Name:
                                          Title:


                                  Acknowledged and Agreed
                                  As of this ___ day of ____, 200_


                                  HICKMAN PIPE COATING, LLC

                                  By:
                                      ------------------------------------------
                                          Name:
                                          Title:

                                  COMMERCIAL RESINS

                                  By:
                                      ------------------------------------------
                                          Name:
                                          Title:

                                      A-3